Supplement dated March 6, 2019
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	03/01/2019
Effective May 14, 2019 (the Effective Date), the Fund's name is changed to Columbia Connecticut Intermediate Municipal Bond Fund. Accordingly, on the Effective Date, all references in the Prospectus and Summary Prospectus to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund are hereby deleted and replaced with Columbia Connecticut Intermediate Municipal Bond Fund. In addition, as of the Effective Date, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The last two sentences in the first paragraph under the caption "Principal Investment Strategies" in the Summary Prospectus and under the same caption in the "Summary of the Fund" and "More Information About the Fund" sections of the Prospectus are hereby superseded and replaced with the following information:
The Fund may invest up to 20% of its net assets in securities that pay interest subject to U.S. federal income tax (including being subject to the federal AMT) and Connecticut individual income tax.
The rest of each section remains the same.
The last sentence of the tenth bullet point under the heading "Taxes" in the "Distribution and Taxes" section of the Fund's Prospectus is hereby deleted.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP131_10_002_(03/19)